UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

880 Harbour Way South, Suite 600, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2024, the Board of Directors (the “Board”) of SunPower Corporation (the “Company”) approved discretionary cash bonus payments to certain of the Company’s executive officers (the “Officers”) in recognition of their contributions to the Company and joining the Company’s Office of the Chairman. Pursuant to letters delivered to each of the Officers on February 28, 2024 (together with the below “Bonus Letter,” the “Bonus Letters”), the Officers will each receive two cash payments, in March 2024 and January 2025, as set forth in the below table. On March 3, 2024, the Compensation Committee of the Board approved a discretionary one-time cash bonus payment to another of the Company’s executive officers in recognition of her contributions to the Company. Pursuant to a letter delivered to such officer on March 3, 2024 (the “Bonus Letter”), she will receive a one-time cash payment in March 2024, as also set forth in the below table. The descriptions of the Bonus Letters are qualified in their entirety by the terms of the Bonus Letters, copies of which are attached hereto as Exhibit 10.1 and are incorporated herein by reference.

	Cash Bonus Payments
Name and Position	March 2024	January 2025
Elizabeth Eby Executive Vice President, Chief Financial Officer, and Principal Accounting Officer	$61,000	$61,000
Eileen Evans Executive Vice President, Chief Legal Officer, and Secretary	$52,000	$52,000
Jennifer Johnston Executive Vice President and Chief Operating Officer	$50,000

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Bonus Letter, dated February 28, 2024, by and between SunPower Corporation and Elizabeth Eby
Bonus Letter, dated February 28, 2024, by and between SunPower Corporation and Eileen Evans
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

March 4, 2024	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Chief Financial Officer